Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Unless the context requires otherwise, references to “StablecoinX,” “we,” “us,” “our” and “the Company” in this section are to the business and operations of StablecoinX Assets Inc. prior to the Business Combination and to StablecoinX, Inc. following the Business Combination.

Introduction

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the Final Rule, Release No. 33-10786, “Amendments to the Financial Disclosures about Acquired and Disposed Businesses.” The unaudited pro forma condensed combined financial information presents the pro forma effects of the Business Combination and the material transactions that have occurred, or are probable of occurring, subsequent to the latest balance sheet date that are material to investors. The Business Combination and the related transactions, as further described elsewhere in the unaudited pro forma financial information, were completed on June 25, 2026 (the “Closing”).

The unaudited pro forma combined balance sheet of StablecoinX as of March 31, 2026 combines the historical unaudited balance sheet of TLGY and historical audited balance sheet of SC Assets as if the transactions had been consummated on March 31, 2026. The unaudited pro forma statement of operations of StablecoinX for the year ended December 31, 2025 and for the three months ended March 31, 2026 combines the historical unaudited statement of operations of TLGY for the year ended December 31, 2025 and for the three months ended March 31, 2026 with the condensed unaudited statements of operations of SC Assets from inception (June 30, 2025) through December 31, 2025 and for the three months ended March 31, 2026 with the condensed consolidated unaudited statements of operations of StablecoinX from inception (July 7, 2025) through December 31, 2025 and for the three months ended March 31, 2026 as if the transactions had been completed on January 1, 2025.

The unaudited pro forma combined balance sheet as of March 31, 2026 and the unaudited pro forma combined statement of operations for the 3 months ended March 31, 2026 should be read in conjunction with, the following:

●	unaudited financial statements of TLGY for the three months ended March 31, 2026 and the related notes, included elsewhere in this proxy statement/prospectus; and

●	unaudited condensed financial statements of SC Assets as of March 31, 2026 and the related notes, included elsewhere in this proxy statement/prospectus.

●	unaudited condensed consolidated financial statements of StablecoinX as of March 31, 2026 and the related notes, included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined statement of operations for the year ended December 31, 2025 should be read in conjunction with, the following:

●	audited financial statements of TLGY for the year ended December 31, 2025 and the related notes, included elsewhere in this proxy statement/prospectus; and

●	audited condensed financial statements of SC Assets as of December 31, 2025 and the related notes, included elsewhere in this proxy statement/prospectus.

●	audited condensed consolidated financial statements of StablecoinX as of December 31, 2025 and the related notes, included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined financial information has been prepared to illustrate the effect of the Business Combination and other material transactions and has been prepared for informational purposes only. The transactions will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, TLGY will be treated as the “acquired” company for financial reporting purposes. Accordingly, the transactions will be treated as the equivalent of SC Assets issuing stock for the net assets of TLGY, accompanied by a recapitalization. The net assets of TLGY will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the transactions will be those of SC Assets. See “— Anticipated Accounting Treatment” below.

Description of the Business Combination

On July 21, 2025, TLGY entered into the Business Combination Agreement with SC Assets, StablecoinX, SPAC Merger Sub, and Company Merger Sub (collectively, the “Parties”), pursuant to which on June 25, 2026, (a) TLGY merged with and into SPAC Merger Sub, with SPAC Merger Sub continuing as the surviving company, and (b) immediately following the SPAC Merger, Company Merger Sub merged with and into SC Assets, with SC Assets continuing as the surviving company. As a result of the Mergers and the other transactions contemplated by the Business Combination Agreement, TLGY and SC Assets became wholly-owned subsidiaries of StablecoinX and StablecoinX became a publicly traded company. The equity exchange and financing related matters associated with the Business Combination are summarized as follows:

i.	On July 21, 2025, TLGY, Ethena Foundation (“Ethena”), SC Assets, and StablecoinX entered into a Contribution Agreement whereby, conditioned on, and immediately prior to the Company Merger, Ethena agreed to contribute $60,000,000 (the “ENA Contribution Amount”) (valued according to the terms of the PIPE Subscription Agreements) of native protocol governance tokens of the Ethena Protocol (the “ENA Tokens”) in exchange for shares of SC Assets Class B Common Stock. The number of ENA Tokens to be contributed is established at 284,954,407.29 and is calculated as the ENA Contribution Amount divided by $0.21056, which is the volume-weighted average of all ENA/USDT spot trades executed on Binance and Bybit during the thirty (30) consecutive calendar days (the “30-Day VWAP of ENA Tokens”) ending two (2) days prior to the date of signing the Contribution Agreement (or $0.3008) multiplied by 1 minus 30%. The number of shares of SC Assets Class B Common Stock issued to Ethena at the Closing pursuant to the Contribution Agreement was calculated as follows: (A) the ENA Contribution Amount divided by (B) (x) $10.00 multiplied by (y) a fraction, the numerator of which is (i) the 30-Day VWAP of ENA Tokens ending two (2) days prior to the date of signing the Contribution Agreement (or $0.3008), and the denominator of which is (ii) the 30-Day VWAP of ENA Tokens ending two (2) days prior to the Closing Date (or $0.0909).

ii.	On July 21, 2025, SC Assets, TLGY, StablecoinX and certain investors (the “Initial PIPE Investors”) entered into PIPE Subscription Agreements (as they may be further amended, modified, supplemented or otherwise modified from time to time in accordance with their terms the “Initial PIPE Subscription Agreements”) whereby the Initial PIPE Investors agreed to contribute (i) an aggregate of $261,886,135 consisting of (x) $100,902,801 in cash and (y) $160,983,334 U.S. Dollar denominated stable coins (“USDC” or “USDT”, respectively) (collectively, “Cash” and the aggregate PIPE proceeds paid in Cash, the “Initial Cash PIPE Proceeds.” The terms “Cash” and “Initial Cash PIPE Proceeds”, as used herein, are intended to conform to the language in the Initial PIPE Subscription Agreements in Annex G-1 and not to imply that USDC and/or USDT are either cash or cash equivalents under GAAP. The Initial Cash PIPE Proceeds was deposited promptly following the signing of the Initial PIPE Subscription Agreements into a Custodial Account established for the benefit of the Initial PIPE Investors, and (ii) an additional $41,207,260 (valued according to the terms of the PIPE Subscription Agreements) in ENA Tokens into an account designated by SC Assets no later than two business days prior to the Closing (the “Initial In-Kind PIPE Proceeds” and, together with the Initial Cash PIPE Proceeds, the “Initial PIPE Gross Proceeds”), in each case, in exchange for shares of SC Assets Class A Common Stock issued immediately prior to the Company Merger. Upon deposit of the Initial Cash PIPE Proceeds into the Custodial Account and in accordance with the terms of the Initial Token Purchase Agreement, SC Assets, acting as administrative agent for the Initial PIPE Investors, used the Initial Cash PIPE Proceeds (less approximately $2.5 million of permitted transaction expenses, or $259,386,135, such amount, the “Initial Locked ENA Purchase Amount”) to purchase 1,231,887,037.76 Locked ENA Tokens from Ethena Opco, which Locked ENA Token were valued at a 30% discount to the 30-Day VWAP of ENA Tokens ending two (2) days prior to the date of signing the Initial PIPE Subscription Agreement (or $0.3008). The purchases of Locked ENA Tokens under the Initial Token Purchase Agreement were completed by the end of July 2025. No USDC or USDT is held by the Company as of March 31, 2026 and therefore no USDC or USDT is included in the pro forma financial statements. The Initial In-Kind PIPE Proceeds represents an additional 173,867,398.08 ENA Tokens delivered to SC Assets prior to the Closing by the Initial PIPE Investors, which ENA Tokens will have transfer restrictions ranging from 0 to 36-months. The aggregate number of ENA Tokens to be delivered is calculated as the Initial In-Kind PIPE Proceeds divided by the token value, which is calculated based on a 5%, 15%, 20%, or 30% discount to the 30-Day VWAP of ENA Tokens ending two (2) days prior to the date of signing of the Initial PIPE Subscription Agreement (or $0.3008) for ENA Tokens contributed that are subject to lock-ups of 0 months, up to 12 months, 13-24 months, or 25 to 36 months, respectively. The aggregate number of shares of SC Assets Class A Common Stock issued to the Initial PIPE Investors at the closing of the PIPE was calculated as follows: (A) the Initial PIPE Gross Proceeds divided by (B) (x) $10.00, multiplied by (y) a fraction, the numerator of which is (1) the 30-Day VWAP of ENA Token ending two (2) days prior to the date of signing the Initial PIPE Subscription Agreement (or $0.3008) and the denominator of which is (2) the 30-Day VWAP of ENA Token ending two (2) days prior to the Closing Date (or $0.0909).

iii.	In connection with the execution of the Initial PIPE Subscription Agreements, on July 21, 2025, SC Assets and Ethena OpCo entered into the Initial Token Purchase Agreement, whereby Ethena OpCo agreed to sell, and SC Assets, acting as administrative agent for the Initial PIPE Investors, agreed to purchase on behalf of the Initial Cash PIPE Investors, the Locked ENA Token in an amount equal to the Initial Locked ENA Purchase Amount. The Locked ENA Tokens purchased under this agreement are subject to a 48-month contractual lock-up period, with 25% unlocking on the 12-month anniversary of the Initial Token Purchase Date and the remaining 75% unlocking in 36 equal monthly installments. Pursuant to the terms of the Initial PIPE Subscription Agreement, Ethena OpCo deposited the Locked ENA Tokens into a Custodial Account and such Locked ENA Token were held in such account for the benefit of the Initial Cash PIPE Investors until Closing.

iv.	On September 5, 2025, SC Assets, TLGY, StablecoinX and certain investors (“Additional PIPE Investors”) entered into additional PIPE Subscription Agreements (as they may be further amended, modified, supplemented or otherwise modified from time to time in accordance with their terms, the “Additional PIPE Subscription Agreements”) whereby the Additional PIPE Investors agreed to contribute (i) an aggregate of $281,159,130 consisting of (x) $91,312,824 in cash and (y) $189,846,306 in U.S. Dollar denominated stable coins (“USDC” or “USDT”, respectively) (collectively, “Cash” and the aggregate PIPE proceeds paid in Cash, the “Additional Cash PIPE Proceeds.” The terms “Cash” and “Additional Cash PIPE Proceeds”, as used herein, are intended to conform to the language in the Additional PIPE Subscription Agreements and not to imply that USDC and/or USDT are either cash or cash equivalents under GAAP. The Additional Cash PIPE Proceeds was deposited into a separate Custodial Account established for the benefit of the Additional Cash PIPE investors and (ii) an additional $248,252,322 (valued according to the terms of the Additional PIPE Subscription Agreements) in ENA Tokens into an account designated by SC Assets two days prior to the Closing (the “Additional In-Kind PIPE Proceeds” and, together with the Additional Cash PIPE Proceeds, the “Additional PIPE Gross Proceeds”), in each case, in exchange for shares of SC Assets Class A Common Stock issued immediately prior to the Company Merger. Upon deposit of the Additional Cash PIPE Proceeds into a separate Custodial Account and in accordance with the terms of the Additional Token Purchase Agreement, SC Assets, acting as administrative agent for the Additional Cash PIPE Proceeds, used the Additional Cash PIPE Proceeds (less approximately $16.0 million of permitted transaction expenses, or $265,159,130, such amount “Additional Locked ENA Purchase Amount”) to purchase 914,341,825.83 Locked ENA Tokens from Ethena OpCo, which Locked ENA Token were valued at $0.29 per token. The purchases of Locked ENA Tokens under the Additional Token Purchase Agreement were completed by the end of September 2025. No USDC or USDT is held by the Company as of March 31, 2026 and therefore no USDC or USDT is included in the pro forma financial statements. The Additional In-Kind PIPE Proceeds represents an additional 426,353,751.78 ENA Tokens delivered to SC Assets prior to the Closing by the Additional PIPE Investors with no restrictions on transfer. The aggregate number of ENA Tokens delivered is calculated as the Additional In-Kind PIPE Proceeds divided by $0.630135 (or $0.29 for one Additional PIPE Investor). The aggregate number of shares of SC Assets Class A Common Stock issued to the Additional PIPE Investors at the closing of the PIPE was calculated as follows: (A) the Additional PIPE Gross Proceeds divided by (B) (x) $10.00, multiplied by (y) a fraction, the numerator of which is (1) $0.414286 and the denominator of which is (2) the 30-Day VWAP of ENA Token ending two (2) days prior to the Closing Date (or $0.0909).

v.	In connection with the execution of the Additional PIPE Subscription Agreements, on September 5, 2025, SC Assets and Ethena OpCo entered into the Additional Token Purchase Agreement, whereby Ethena OpCo agreed to sell, and SC Assets, acting as administrative agent for the Additional Cash PIPE Investors, agreed to purchase on behalf of the Additional PIPE Investors, the Locked ENA Token in an amount equal to the Additional Locked ENA Purchase Amount. The Locked ENA Tokens purchased under this agreement are subject to a 48-month contractual lock-up period, with 25% unlocking on the 12-month anniversary of the Additional Token Purchase Date and the remaining 75% unlocking in 36 equal monthly installments. Pursuant to the terms of the Additional Subscription Agreement, Ethena OpCo deposited the Locked ENA Tokens into a separate Custodial Account and such Locked ENA Token were held in such account for the benefit of the Additional Cash PIPE Investors until Closing.

vi.	Immediately prior to the effective time of the SPAC Merger, TLGY Units were separated into its component parts and then cancelled, as a result of which each holder thereof received one TLGY Class A Ordinary Share and one-half of one Public Warrant, for each TLGY Unit.

vii.	Immediately prior to the effective time of the SPAC Merger and in accordance with the terms of the TLGY Organizational Documents, each issued and outstanding TLGY Class B Ordinary Share was converted automatically into one TLGY Class A Ordinary Share, following which, all such TLGY Class B Ordinary Shares ceased to be outstanding and were automatically canceled and ceased to exist.

viii.	At the effective time of the SPAC Merger, each issued and outstanding TLGY Class A Ordinary Share (excluding TLGY Class A Ordinary Shares held by Public Shareholders exercising their redemption rights or exercising their dissenting rights) was exchanged, on a one-for-one basis, for one share of StablecoinX Class A Common Stock, following which, all such TLGY Class A Ordinary Shares ceased to be outstanding and automatically canceled and ceased to exist.

ix.	At the effective time of the SPAC Merger, each then issued and outstanding whole TLGY Public Warrant (including those resulting from the Unit Separation) automatically became one (1) StablecoinX Public Warrant, and each Private Placement Warrant became one (1) warrant to purchase StablecoinX Class A Common Stock, in each case, in accordance with its terms.

x.	On July 21, 2025, StablecoinX, TLGY, SC Assets and the TLGY Insiders entered into the Sponsor Support Agreement, which was subsequently amended and restated on September 5, 2025, whereby, conditioned on Closing, the TLGY Insiders agreed, immediately following the SPAC Merger, to exchange an aggregate of (i) 5,449,700 Founder Shares and (ii) 11,259,500 Private Placement Warrants, held by them, for a number of shares of StablecoinX Class A Common Stock and StablecoinX Class B Common Stock equal to 3% of the total number of outstanding shares of StablecoinX Class A Common Stock following the Company Merger (together, the “Retained Shares”).

xi.	Immediately after the SPAC Merger, the Sponsors Securities Exchange took place in accordance with the terms of the Sponsor Support Agreement.

xii.	At the Closing, StablecoinX was entitled to: (1) the ENA Tokens contributed by the Ethena, (2) the ENA Tokens held in the Custodial Accounts and contributed by the PIPE Investors, (3) any cash remaining in the Custodial Accounts after payment of transaction and custodial fees, and (4) the amount of cash available in the Trust Account, after completing the Redemptions.

xiii.	At the effective time of the Company Merger, following the receipt of funding and ENA Tokens from the aforementioned PIPE Subscription Agreements and the Ethena Contribution Agreement each, issued and outstanding share of SC Assets Class B Common Stock was converted automatically into one share of StablecoinX Class A Common Stock and one share of StablecoinX Class B Common Stock, following which, all such SC Assets Class B Common Stock ceased to be outstanding and automatically canceled and ceased to exist.

Anticipated Accounting Treatment

This unaudited pro forma condensed combined financial information should be read together with the historical financial statements and related notes of SC Assets and TLGY, and other financial information included elsewhere in this proxy statement/prospectus.

SC Assets has been determined to be the accounting acquirer of TLGY based on the following facts and circumstances:

●	SC Assets is the larger entity in terms of assets, inclusive of the ENA Contribution and the PIPE, and will be the ongoing operations of the combined entity.

●	Holders of SC Assets Common Stock immediately prior to the Closing (the “SC Assets Shareholders”) will, following the Closing, have the largest voting interest in the combined entity under all noted redemption scenarios.

●	SC Assets Shareholders will have the ability to control decisions regarding election and removal of the combined entity’s board of directors.

●	The combined company name will be StablecoinX, i.e. the combined entity will assume a name similar to SC Assets’ name.

The preponderance of evidence as described above is indicative that SC Assets is the accounting acquirer of TLGY. Accordingly, the merger between SC Assets and TLGY will be accounted for as a reverse recapitalization, with TLGY being treated as the “acquired” company for financial reporting purposes. For accounting purposes, the reverse recapitalization will be the equivalent of SC Assets issuing stock for the net assets of TLGY, accompanied by a recapitalization. The net assets of TLGY will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the reverse recapitalization will be those of SC Assets.

Basis of Pro Forma Presentation

The adjustments in the unaudited pro forma combined financial information have been identified and presented to provide relevant information of StablecoinX, the parent company of SC Assets at Closing, upon consummation of the Business Combination and other events contemplated by the Merger Agreement. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma combined financial information are described in the accompanying notes.

The unaudited pro forma combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination occurred on the dates indicated. The Business Combination proceeds remaining after payment for the redemption of 393,538 public shares and payment of transaction costs related to the Merger are expected to be used for other general corporate purposes. Further, the unaudited pro forma combined financial information does not purport to project the future operating results or financial position of StablecoinX following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma combined financial statements and are subject to change as additional information becomes available and analyses are performed.

The following summarizes the pro forma StablecoinX Common Stock issued and outstanding immediately after the Business Combination and the related ownership percentages.

	Unaudited Pro Forma Combined Class A Common Share Ownership in StablecoinX, Inc.
	Number of Shares	Percentage Ownership
Sellers (SC Assets stockholders)(1)	700,000	2.9%
TLGY Public Shareholders(2)	96,349	0.4%
TLGY Insiders(3)	644,590	2.7%
Initial PIPE Investors(4)	9,159,293	38.1%
Additional PIPE Investors(5)	11,615,979	48.4%
Ethena(6)	1,813,164	7.5%
Total Class A Common Shares at Closing	24,039,375	100.0%

	Unaudited Pro Forma Combined Class B Common Share Ownership in StablecoinX, Inc.
	Number of Shares	Percentage Ownership
Sellers (SC Assets stockholders)(1)	700,000	22.2%
TLGY Insiders(3)	644,590	20.4%
Ethena(6)	1,813,164	57.4%
Total Class B Common Shares at Closing	3,157,754	100.0%

(1)	The number of shares of StablecoinX Common Stock held by SC Assets stockholders is comprised of (i) 700,000 shares of StablecoinX Class A Common Stock and (ii) 700,000 shares of StablecoinX Class B Common Stock, issued upon exchange of the 700,000 shares of SC Assets Class B Common Stock currently held by such holders prior to the Company Merger.
(2)	The number of shares of StablecoinX Common Stock held by TLGY Public Shareholders after the redemption of 393,538 shares of TLGY stock.
(3)	The number of shares of StablecoinX Common Stock held by the TLGY Insiders reflects the exchange of (i) an aggregate of 5,449,700 Founder Shares, and (ii) 11,259,500 Private Placement Warrants, for 644,590 Retained Shares of StablecoinX Class A Stock following the SPAC Merger.
(4)	The number of shares of StablecoinX Class A Common Stock held by the Initial PIPE Investors is comprised of 9,159,293 shares of StablecoinX Class A Common Stock issued upon exchange of an equal number of SC Assets Class A Common Stock held by such investors prior to the Company Merger. The aggregate number of shares of SC Assets Class A Common Stock issued to the Initial PIPE Investors was calculated at closing as (A) the Initial PIPE Gross Proceeds divided by (B) (x) $10.00, multiplied by (y) a fraction, the numerator of which is (1) the 30-Day VWAP of ENA Token ending two (2) days prior to the date of signing the Initial PIPE Subscription Agreement (or $0.3008) and the denominator of which is (2) the 30-Day VWAP of ENA Token ending two (2) days prior to Closing Date (or $0.0909).
(5)	The number of shares of StablecoinX Class A Common Stock held by the Additional PIPE Investors is comprised of 11,615,979 shares of StablecoinX Class A Common Stock issued upon exchange of an equal number of SC Assets Class A Common Stock held by such investors prior to the Company Merger. The aggregate number of shares of SC Assets Class A Common Stock issued to PIPE investors was calculated at closing as (A) the Additional PIPE Gross Proceeds divided by (B) (x) $10.00, multiplied by (y) a fraction, the numerator of which is (1) $0.414286, and the denominator of which is (2) the 30-Day VWAP of ENA Token ending two (2) days prior to the Closing Date (or $0.0909).

(6)	The number of shares of StablecoinX Class A Common Stock to be held by Ethena is comprised of (i) 1,813,164 shares of StablecoinX Class A Common Stock and (ii) 1,813,164 shares of StablecoinX Class B Common Stock issued upon exchange of an equal number of SC Assets Class B Common Stock held by Ethena prior to the Company Merger. The number of shares of SC Assets Class B Common Stock issued to Ethena was calculated at closing as (A) the ENA Contribution Amount divided by (B) (x) $10.00, multiplied by (y) a fraction, the numerator of which is (1) the 30-Day VWAP of ENA Token ending two (2) days prior to the date of signing the Contribution Agreement (or $0.3008) and the denominator of which is (2) the 30-Day VWAP of ENA Token ending two (2) days prior to the Closing Date (or $0.0909). The number of shares does not include 1,807,968 shares of StablecoinX Class A Common Stock issued to Ethena OpCo as one of the Additional PIPE Investors.

StablecoinX Inc.

Unaudited Pro Forma Combined Balance Sheet

As of March 31, 2026

	StablecoinX Assets, Inc. (Historical)	StablecoinX Inc. (Historical)	TLGY Acquisition Corp. (Historical)	Other Material Event Adjustments (Note 3)	Note	Transaction Accounting Adjustments (Note 4)	Note	Pro Forma Combined
ASSETS
Current assets:
Cash	$2,782	—	$2,812	348,125	3(A)	$5,996,859	4(A)	$6,349,453
Related party receivables	11,875	—	—	—		(11,875)	4(B)	—
Digital assets – restricted	70,121	—	—	—		—		70,121
Prepaid expenses	70,065	—	37,761	—		—		107,826
Total current assets	154,843	—	40,573	348,125		5,984,984		6,527,400
Cash and Investments held in Trust Account	—	—	6,463,010	—		(6,463,010)	4(C)	—
Digital intangible assets	—	—	—	—		239,795,835	4(D)	239,795,835
Capitalized software	50,000	—	—	—		—		50,000
Intangible asset, net	427,125	—	—	—		—		427,125
Total Assets	$631,968	—	$6,503,583	348,125		$239,317,808		$246,800,359

LIABILITIES, REDEEMABLE STOCK, AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$400,741	51,531	$455,367	—		$(406,357)	4(E)	$501,102
Accounts payable – related party	—	32,675	$—	—		$(32,675)	4(F)	$—
Demand notes – related party	69,455	—	—	68,125	3(B)	—		136,455
Accrued offering costs	—	—	5,000	—		—		5,000
Convertible promissory note payable – former sponsor	—	—	2,912,000	—		(2,912,000)	4(G)	—
Convertible promissory note payable – current sponsors	—	—	3,687,325	280,000	3(C)	(3,967,325)	4(H)	—
Total current liabilities	470,196	84,206	7,059,692	348,125		(7,318,537)		642,557
Derivative warrant liabilities	—	—	18,207,600	—		—		18,207,600
Deferred underwriting commission	—	—				—		—
Total liabilities	470,196	84,206	25,267,292	348,125		(7,318,537)		18,850,157

Commitments and contingencies

Class A ordinary shares subject to possible redemption	—	—	6,463,122	—		(6,463,122)	4(I)	—

Stockholders’ equity:
TLGY Acquisition Corp. Class A Ordinary Shares	—	—	534	—		(534)	4(J)	—
TLGY Acquisition Corp. Class B Ordinary Shares	—	—	11	—		(11)	4(K)	—
StablecoinX Assets Inc. Class A Common Stock	—	—	—	—		—		—
StablecoinX Assets Inc. Class B Common Stock	70	—	—	—		(70)	4(L)	—
StablecoinX Inc. Class A Shares	—	—	—	—		2,403	4(M)	2,403
StablecoinX Inc. Class B Shares	—	—	—	—		315	4(N)	315
Additional paid-in capital	802,430	—	—	—		227,869,988	4(O)	228,672,418
Accumulated deficit	(640,728)	(84,206)	(25,227,376)	—		25,227,376	4(P)	(724,934)
Total stockholders’ equity (deficit)	161,772	(84,206)	(25,226,831)	—		253,099,467		227,950,202
Total liabilities and stockholders’ equity (deficit)	$631,968	—	$6,503,583	348,125		$239,317,808		$246,800,359

StablecoinX Inc.

Unaudited Pro Forma Combined Statement of Operations

For the three months ended March 31, 2026

	StablecoinX Assets, Inc. (Historical)	StablecoinX Inc. (Historical)	TLGY Acquisition Corp. (Historical)	Other Material Event Adjustments (Note 3)	Note	Transaction Accounting Adjustments (Note 5)	Note	Pro Forma Combined
Revenue	$666	$—	$—	$—		$—		$666

Expenses
Research and development	113,907	—	—	—		—		113,907
General and administrative	269,362	35,643	954,356	—		—		1,259,361
Depreciation and amortization	25,125	—	—	—		—		25,125
Total expenses	408,394	35,643	954,356	—		—		1,398,393
Income from Operations	(407,728)	(35,643)	(954,356)	—		—		(1,397,727)

Other income (expense), net:
Income earned on cash and investments held in trust account	—	—	44,722	—		(44,722)	5(A)	—
Forgiveness of debt	—	—	—	—		—		—
Change in fair value of derivative liabilities	—	—	(3,413,925)	—		1,688,925	5(B)	(1,725,000)
Total other income (expense)	—	—	(3,369,203)	—		1,644,203		(1,725,000)
Loss before income taxes	(407,728)	(35,643)	(4,323,559)	—		1,644,203		(3,122,727)
(Benefit from) provision for income taxes	—	—	—	—		—		—
Net income (loss)	$(407,728)	$(35,643)	$(4,323,559)	$—		$1,644,203		$(3,122,727)
Weighted average Class A ordinary shares outstanding – basic and diluted	—	—	5,834,587					24,029,375
Basic and diluted net loss per Class A ordinary share	$—	—	$(0.73)					$(0.13)
Weighted average Class B ordinary shares outstanding – basic and diluted(a)	700,000	1	105,000					—
Basic and diluted net loss per Class B ordinary share	$(0.58)	(35,643)	$(0.73)					$—

(a)	Class B shares of StablecoinX Inc. do not participate in earnings

StablecoinX Inc.

Unaudited Pro Forma Combined Statement of Operations

For the year ended December 31, 2025

	StablecoinX Assets, Inc. (Historical)	StablecoinX, Inc. (Historical)	TLGY Acquisition Corp. (Historical)	Other Material Event Adjustments (Note 3)	Note	Transaction Accounting Adjustments (Note 6)	Note	Pro Forma Combined
Expenses
General and administrative	$185,249	$48,563	$1,298,834			$—		$1,532,646
Depreciation and amortization	50,250	—	—	—		—		50,250
Total expenses	235,499	48,563	1,298,834	—		—		1,582,896

Other income (expense), net:
Income earned on cash and investments held in trust account	—	—	725,255	—		(725,255)	6(A)	—
Forgiveness of debt	—	—	127,768	—		—		127,768
Change in fair value of derivative liabilities	—	—	(14,336,209)	—		7,092,359	6(B)	(7,243,850)
Total other income (expense)	—	—	(13,483,186)	—		6,367,104		(7,116,082)
Loss before income taxes	(235,499)	(48,563)	(14,782,020)	—		6,367,104		(8,698,978)
(Benefit from) provision for income taxes	—	—	—	—		—		—
Net income (loss)	$(235,499)	(48,563)	$(14,782,020)	—		$6,367,104		$(8,698,978)
Weighted average Class A ordinary shares outstanding – basic and diluted	—	—	5,526,483					24,029,375
Basic and diluted net loss per Class A ordinary share	$—	—	$(2.01)					$(0.36)
Weighted average Class B ordinary shares outstanding – basic and diluted(a)	700,000	1	1,835,361					—
Basic and diluted net loss per Class B ordinary share	$(0.34)	(48,563)	$(2.01)					$—

(a)	Class B shares of StablecoinX Inc. do not participate in earnings

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 — Basis of Presentation

The merger between SC Assets and TLGY will be accounted for as a reverse recapitalization, with TLGY being treated as the “acquired” company for financial reporting purposes. For accounting purposes, the reverse recapitalization will be the equivalent of SC Assets issuing stock for the net assets of TLGY, accompanied by a recapitalization. The net assets of TLGY will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the reverse recapitalization will be those of SC Assets. Upon the consummation of the Merger, StablecoinX will become the parent company of SC Assets as well as the reporting entity.

The unaudited pro forma combined balance sheet of StablecoinX as of March 31, 2026 assumes that the transactions occurred on March 31, 2026. The unaudited pro forma combined statement of operations of StablecoinX for the year ended December 31, 2025 and for the three months ended March 31, 2026 presents pro forma effect to the transactions as if it had been completed on January 1, 2025.

The unaudited pro forma condensed combined balance sheet as of March 31, 2026 should be read in conjunction with, the following:

●	unaudited financial statements of TLGY for the three months ended March 31, 2026 and the related notes, included elsewhere in this proxy statement/prospectus; and

●	unaudited condensed financial statements of SC Assets as of March 31, 2026 and the related notes, included elsewhere in this proxy statement/prospectus.

●	unaudited condensed consolidated financial statements of StablecoinX as of March 31, 2026 and the related notes, included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined financial information for the year ended December 31, 2025 should be read in conjunction with, the following:

●	audited financial statements of TLGY for the year ended December 31, 2025 and the related notes, included elsewhere in this proxy statement/prospectus; and

●	audited condensed financial statements of SC Assets as of December 31, 2025 and the related notes, included elsewhere in this proxy statement/prospectus.

●	audited condensed consolidated financial statements of StablecoinX as of December 31, 2025 and the related notes, included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined financial information has been prepared to illustrate the effect of the Business Combination and other material transactions and has been prepared for informational purposes only.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments (“Other Material Event Adjustments” and “Transaction Accounting Adjustments”). As the unaudited pro forma combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented. Article 11 of Regulation S-X allows for the presentation of reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). TLGY has elected not to present Management’s Adjustments and will only be presenting Other Material Event Adjustments and Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The pro forma adjustments reflecting the Business Combination with TLGY are based on certain currently available information and certain assumptions and methodologies that TLGY believes are reasonable under the circumstances. The unaudited pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated.

Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible such differences may be material. TLGY believes that these assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma combined financial information.

The unaudited pro forma combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had StablecoinX filed consolidated income tax returns during the periods presented.

The unaudited pro forma basic and diluted net loss per share amounts presented in the unaudited pro forma combined statements of operations are based upon the number of StablecoinX shares outstanding, assuming the Business Combination occurred on January 1, 2025.

The unaudited pro forma combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of StablecoinX. They should be read in conjunction with the historical financial statements and notes thereto of TLGY, SC Assets, and StablecoinX

Note 2 — Accounting Policies

Upon completion of the Business Combination, management will perform a comprehensive review of TLGY’s accounting policies. As a result of the review, management may identify differences between the accounting policies of the companies which, when conformed, could have a material impact on the combined financial statements. Based on its initial analysis, management has not identified any material differences in accounting policies that would have a material impact on the unaudited pro forma combined financial information.

Digital Assets

Upon completion of the Business Combination, the Company will receive ENA tokens contributed or purchased subject to the Contribution Agreement and PIPE agreements. The cost of ENA will be initially recorded at the fair value of ENA tokens at Closing. ENA tokens held by the Company are indefinite-lived intangible assets outside the scope of ASC 350-60 since they were created by Ethena, a related party upon Closing, and therefore it fails the “not created or issued by the reporting entity or its related parties’ criterion” in paragraph 350-60-15-1(f). These digital intangible assets will be recorded at cost, less impairment within digital intangible assets on the consolidated balance sheets in accordance with ASC 350-30.

The Company will perform an analysis each quarter to identify whether events or changes in circumstances, indicate that it is more likely than not that its digital assets are impaired. If an impairment has occurred, the Company will consider the lowest intra-day market price quoted on an active exchange since acquiring the respective digital asset as the fair value measure. If the then current carrying value of a digital asset exceeds the fair value, an impairment loss has occurred with respect to those digital assets in the amount equal to the difference between their carrying values and the fair value. When impaired, digital assets will be written down to their fair value at the time of impairment and this new cost basis will not be adjusted upward for any subsequent increase in fair value. Gains will not be recorded until realized upon sale. In determining the gain or loss to be recognized upon sale, the Company will calculate the difference between the sales price and the carrying value of the digital assets sold immediately prior to sale. The Company intends to use a first-in, first-out methodology to assign costs to digital assets for purposes of evaluating impairment and determining realized gains and losses.

As of March 31, 2026, the Company held $0.1 million of digital assets comprised of ETH that are in the scope of ASC 350-60 at fair value. The activity from remeasurement of the ETH at fair value is reflected in the consolidated statements of operations within Change in fair value of digital assets — restricted. Realized gain (loss) on the disposition of all of the Company’s crypto assets is calculated on a first-in-first out (“FIFO”) basis. Gains or losses from the sale of digital assets are calculated as the difference between the disposal price and the cost basis and are recognized in other expenses (income).

Note 3 — Adjustments to Unaudited Pro Forma Combined Financial Information for Other Material Events

(A)	Cash — Reflects the impact of Other Material Events on cash. The table below summarizes the other material adjustments as follows:

Description	Note	Amount
Borrowings by SC Assets from related parties	3(A)(i)	$67,000
Borrowings on the Convertible promissory notes – Current Sponsor	3(A)(ii)	280,000
Material Event Adjustment-Cash and cash equivalents		$347,000

(i)	Reflects additional borrowings by SC Assets from related parties between 3/31/2026 and the closing.

(ii)	Reflects additional borrowings on the Convertible promissory notes — Current Sponsor between 3/31/2026 and the closing.

(B)	Reflects additional borrowings by SC Assets from related parties between 3/31/2026 and the closing.

(C)	Reflects additional borrowings on the Convertible promissory notes — Current Sponsor between 3/31/2026 and the closing.

Note 4 — Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma StablecoinX Inc. Transaction Accounting Adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

(A)	Cash — Reflects the Transaction Accounting Adjustments impact of the Business Combination on the cash and cash equivalents balance of StablecoinX. The table below summarizes the pro forma adjustments as follows:

Description	Note	Amount
Reclassification of the funds held in the Trust Account	4(A)(i)	$1,285,960
Payment of transaction costs	4(A)(ii)	(6,431,044)
Repayment of convertible promissory notes-Former Sponsor	4(A)(iii)	(2,912,000)
Repayment of convertible promissory note payable-Current Sponsors	4(A)(iii)	(3,967,325)
Proceeds from Initial PIPE	4(A)(iv)	2,021,268
Proceeds from Additional PIPE	4(A)(v)	16,000,000
Pro Forma Adjustment-Cash and cash equivalents		$5,996,859

(i)	Represents the release of $1.3 million of funds held in the Trust Account upon the closing of the Business Combination, subsequent to redemptions, made available for the ongoing operations of StablecoinX as cash and cash equivalents. Refer to Note 4(C), Cash and Investments held in Trust Account and Note 4(O) Additional Paid-in Capital, for the corresponding pro forma adjusting entries for the decrease of funds held in the Trust Account.

(ii)	Reflects the payment of $6.4 million of nonrecurring transaction costs incurred, or estimated transaction costs remaining to be incurred, expected to be settled in cash prior to, or upon, the closing of the Business Combination. Amount represents the costs of financial advisory, legal, and other professional services, in connection with the Business Combination.

(iii)	Represents the settlement of convertible promissory notes from the former sponsor to TLGY in the amount of $2.9 million and the settlement of convertible promissory notes from the current Sponsor to TLGY in the amount of $4.0 million. The convertible promissory notes were settled in cash, rather than converted to StablecoinX warrants.

(iv)	Amount represents the fiat currency proceeds retained for transaction expenses less expenses incurred from shares sold to the Initial PIPE investors in the amount of $2.0. Stablecoins received from the Initial Cash PIPE Investors were used to purchase ENA Tokens under the Initial Token Purchase Agreement. No stablecoins are currently held or expected to be held at the Closing.

(v)	Amount represents the fiat currency proceeds retained for transaction expenses from shares sold to the Additional PIPE investors in the amount of $16.0 million. Stablecoins received from the Initial Cash PIPE Investors were used to purchase ENA Tokens under the Initial Token Purchase Agreement. No stablecoins were held at the Closing.

(B)	Reflects the Elimination of SC Assets’ Related party receivables from StablecoinX.

(C)	Cash and Investments held in Trust Account — Represents the release of $1.3 million of funds held in the Trust Account upon the closing of the Business Combination after giving effect to the impact of redemptions of TLGY’s Class A ordinary shares amounting to $5.1 million.

(D)	Digital Assets — Reflects the fair value of the ENA Tokens received from the PIPE and from Ethena at the Closing of the Business Comination after the payment of certain transaction costs in ENA tokens. Refer to Note 4(O)(iv), Note 4(O)(v) and Note 4(O)(vi), Additional paid-in capital, for the corresponding pro forma adjusting entries.

Description	Note	Amount
Contribution of ENA tokens from Initial PIPE	4(D)(i)	$115,524,791
Contribution of ENA tokens from Additional PIPE	4(D)(ii)	110,178,259
Contribution of ENA tokens from Ethena	4(D)(iii)	14,288,409
Payment of transaction costs in ENA tokens	4(D)(iv)	(195,625)
Pro Forma Adjustment-Digital Assets		$239,795,835

(i)	Amount represents the fair value, as of June 25, 2026, of 1,405,754,436 ENA tokens received from Initial PIPE Investors.

(ii)	Amount represents the fair value, as of June 25, 2026, of 1,340,695,578 ENA tokens received from Additional PIPE investors.

(iii)	Amount represents the fair value, as of June 25, 2026, of 284,954,407 ENA tokens received from Ethena.

(iv)	Amount represents the fair value, as of June 25,2026, of 3,754,801 ENA tokens in payment of $0.3 million of nonrecurring financial advisory transaction costs incurred expected to be settled upon, the closing of the Business Combination.

(E)	Accounts payable and accrued expenses — Reflects the payment of $0.4 million of nonrecurring transaction costs settled in cash prior to, or upon, the closing of the Business Combination.

(F)	Accounts payable — related party — Reflects the Elimination of StablecoinX Related party payable to Stablecoin Assets and TLGY.

(G)	Convertible Promissory Notes Payable — Former Sponsor — Represents the settlement of convertible promissory notes from the former Sponsor to TLGY in the amount of $2.9 million in cash. See Note 4(A)(iii), Cash and cash equivalents, for the corresponding pro forma adjusting entries.

(H)	Convertible Promissory Note Payable — Current Sponsor Represents the settlement of convertible promissory notes from the current Sponsor to TLGY in the amount of $4.0 million in cash. See Note 4(A)(iii), Cash and cash equivalents, for the corresponding pro forma adjusting entries.

(I)	Class A Ordinary Shares subject to redemption — Represents the reclassification of the remaining TLGY’s Class A Ordinary Shares subject to possible redemption after redemptions of $5.1 million at the Closing of the Business Combination. Refer to Note 4(A)(i), Cash and cash equivalents and Note 4(O) Additional Paid-in Capital, for the corresponding pro forma adjusting entries.

(J)	TLGY Class A Ordinary Shares — Represents adjustment to reclassify the par value associated with TLGY’s Class A Ordinary Shares to the par value associated with StablecoinX Class A Common Stock and StablecoinX Class B Common Stock.

(K)	TLGY Class B Ordinary Shares — Represents adjustment to reclassify the par value associated with TLGY’s Class A Ordinary Shares to the par value associated with StablecoinX Class A Common Stock and StablecoinX Class B Common Stock.

(L)	SC Assets Class B Common Stock — Represents adjustment to reclassify the par value associated with StablecoinX Class B Common Stock to the par value associated with StablecoinX Class A Common Stock and StablecoinX Class B Common Stock.

(M)	StablecoinX Class A Common Stock — Represents the impact of the Business Combination on the par value associated with StablecoinX Class A Common Stock. The table below summarizes the pro forma adjustments as follows:

Description	Note	Amount
Issuance of shares to Initial PIPE Investors	4(M)(i)	916
Issuance of shares to Additional PIPE Investors	4(M)(ii)	1,162
Issuance of shares to Ethena(1)	4(M)(iii)	181
Reclassification of TLGY’s Class A Ordinary Shares	4(M)(iv)	10
Reclassification of TLGY’s Class A and Class B Ordinary Shares	4(M)(v)	64
Reclassification of SC Assets Class B Common Stock	4(M)(vi)	70
Pro Forma Adjustment-SC Assets Class A Common Stock		$2,403

(1)	Does not include the shares issued to Ethena OpCo as an Additional PIPE Investor.

(i)	Represents the par value of the shares of StablecoinX Class A Common Stock issued to Initial PIPE investors.

(ii)	Represents the par value of the shares of StablecoinX Class A Common Stock issued to Additional PIPE investors.

(iii)	Represents the par value of the shares of StablecoinX Class A Common Stock issued to Ethena. Amount does not include the par value of 1,807,968 shares of StablecoinX Class A Common Stock issued to Ethena OpCo as one of the Additional PIPE Investors.

(iv)	Represents the par value of the shares of StablecoinX Class A Common Stock issued to holders of TLGY Class A Ordinary Shares subject to redemption prior to the closing of the Business Combination.

(v)	Represents the par value of the shares of StablecoinX Class A Common Stock issued to holders of TLGY Class A Ordinary Shares and TLGY Class B Shares that were not subject to redemption prior to the closing of the Business Combination.

(vi)	Represents the par value of StablecoinX Class A Common Stock issued to holders of SC Assets Class B Common Stock.

(N)	StablecoinX Class B Common Stock — Represents the impact of the Business Combination on the par value associated with StablecoinX Class B Common Stock. The table below summarizes the pro forma adjustments as follows:

Description	Note	Amount
Issuance of shares to Ethena	4(N)(i)	181
Reclassification of TLGY’s Class A and Class B Ordinary Shares	4(N)(ii)	64
Reclassification of SC Assets Class B Common Stock	4(N)(iii)	70
Pro Forma Adjustment-SC Assets Class B Common Stock		$315

(i)	Represents the par value of the shares of StablecoinX Class B Common Stock issued to Ethena.

(ii)	Represents the par value of the shares of StablecoinX Class B Common Stock issued to holders of TLGY Class A Ordinary Shares not subject to redemption prior to the closing of the Business Combination.

(iii)	Represents the par value of the shares of StablecoinX Class B Common Stock issued to holders of SC Assets Class B Ordinary Shares prior to the closing of the Business Combination.

(O)	Additional Paid-in Capital — Represents the impact of the Business Combination on additional paid-in capital. The table below summarizes the pro forma adjustments as follows:

Description	Note	Amount
Transaction Expenses	4(O)(i)	$(6,199,332)
Cash Proceeds from Initial PIPE	4(O)(ii)	2,021,268
Cash Proceeds from Additional PIPE	4(O)(iii)	16,000,000
Contribution of tokens from Initial PIPE	4(O)(iv)	115,523,875
Contribution of tokens from Additional PIPE	4(O)(v)	110,177,097
Contribution of tokens from Ethena	4(O)(vi)	14,288,047
Reclassification of TLGY’s Class A Ordinary Shares	4(O)(vii)	1,286,062
Reclassification of TLGY’s Class A and Class B Ordinary Shares	4(O)(viii)	417
Reclassification of TLGY’s accumulated deficit to additional paid-in capital (elimination)	4(O)(ix)	(25,227,376)
Reclassification of SC Assets Class B shares	4(O)(x)	(70)
Pro Forma Adjustment-Additional paid-in capital		$227,869,988

(i)	Represents transaction costs of approximately $6.3 million incurred related to financial advisory, legal, and other professional services, in connection with the Business Combination prior to the Closing. These costs are non-recurring in nature. Refer to Note 4(A)(ii), Cash and cash equivalents, for the corresponding pro forma adjusting entries.

(ii)	Amount represents the cash proceeds less allowable expenses incurred from Shares sold in the Initial PIPE in the amount of $2.0 million. Refer to Note 4(A)(iv), Cash and cash equivalents, for the corresponding pro forma adjusting entries.

(iii)	Amount represents the cash proceeds from Shares sold in the Additional PIPE in the amount of $16.0 million. Refer to Note 4(A)(v), Cash and cash equivalents, for the corresponding pro forma adjusting entries

(iv)	Immediately prior to the closing of the Business Combination, the Initial PIPE Investors contributed ENA tokens and cash to SC Assets for 9,159,293 shares of SC Assets Class A Common Stock. At the closing of the Business Combination, each share of SC Assets Class A Common Stock was converted to one share of StablecoinX Class A Common Stock. The amount represents the fair value, as of June 25, 2026, of the digital assets contributed by the PIPE investors. Refer to Note 4(D)(i), Digital Assets, for the corresponding pro forma adjusting entries.

(v)	Immediately prior to the closing of the Business Combination, the Additional PIPE Investors contributed ENA tokens and cash to SC Assets for 11,615,979 shares of SC Assets Class A Common Stock. At the closing of the Business Combination, each share of SC Assets Class A Common Stock was converted to one share of StablecoinX Class A Common Stock. The amount represents the fair value, as of June 25, 2026, of the digital assets contributed by the PIPE investors. Refer to Note 4(D)(ii), Digital Assets, for the corresponding pro forma adjusting entries.

(vi)	Immediately prior to the closing of the Business Combination, Ethena contributed ENA tokens and cash to SC Assets for 1,813,164 shares SC Assets Class B Common Shares. At the closing of the Business Combination, each share of SC Assets Class A Common Stock was converted to one share of StablecoinX Class A Common Stock and one share of StablecoinX Class B Common Stock. The amount represents the fair value, as of June 25, 2026, of the digital assets contributed by Ethena. Refer to Note 4(D)(iii), Digital Assets, for the corresponding pro forma adjusting entries.

(vii)	Represents the reclassification of $1.3 million of TLGY’s Class A Ordinary Shares from temporary equity (mezzanine) to permanent equity. See note 4(I) TLGY’s Class A Common Stock subject to redemption, for the corresponding pro forma adjusting entries.

(viii)	Represents adjustment to reclassify the par value associated with TLGY’s Class A and Class B Common Stock to the par value associated with StablecoinX Class A and Class B Common Stock.

(ix)	Reflects the $25.2 million elimination of TLGY’s historical accumulated deficit as part of the reverse recapitalization at the Closing of the Business Combination. Refer to Note 4(P), Accumulated deficit, for the corresponding pro forma adjusting entries.

(x)	Represents adjustment to reclassify the par value associated with SC Assets’ Class B Common Stock to the par value associated with StablecoinX Class A and Class B Common Stock.

(P)	Accumulated deficit — Represents the $25.2 million elimination of TLGY’s historical accumulated deficit as part of the reverse recapitalization at the Closing of the Business Combination. Refer to Note 4(O)(ix), Additional Paid-in Capital, for the corresponding pro forma adjusting entries

Note 5 — Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2026

(A)	Represents the elimination of TLGY’s historical interest income earned during the three months ended March 31, 2026 on the Cash and Investments held in the Trust Account, which was dissolved and liquidated upon the Closing of the Business Combination.

(B)	Reflects the elimination of $1.7 million of loss on changes in the fair value of TLGY’s liability classified Private Placement Warrants during the three months ended March 31, 2026.

Note 6 — Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 2025

(A)	Represents the elimination of $0.7 million of TLGY’s historical interest income earned during the twelve months ended December 31, 2025 on the Cash and Investments held in the Trust Account, which was dissolved and liquidated upon the Closing of the Business Combination.

(B)	Reflects the elimination of $7.1 million of loss on changes in the fair value of TLGY’s liability classified Private Placement Warrants during the twelve months ended December 31, 2025.

Note 7 — Net Loss Per Share

Represents the net loss per share calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination, and other related events, assuming such additional shares were outstanding since January 1, 2025. As the Business Combination and other related events are being reflected as if they had occurred as of January 1, 2025, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes the shares issued in connection with the Business Combination and other related events have been outstanding for the entire period presented.

For the three months ended March 31, 2026
Pro forma net loss	$(3,122,727)
Weighted average shares outstanding – basic and diluted	24,029,375
Pro forma net loss per share, basic and diluted	$(0.13)

For the year ended December 31, 2025
Pro forma net loss	$(8,698,978)
Weighted average shares outstanding – basic and diluted	24,029,375
Pro forma net loss per share, basic and diluted	$(0.36)

Weighted average shares outstanding for both basic and diluted was calculated as follows for the three months ended March 31, 2026 and the year ended December 31, 2025:

Weighted Average Shares Outstanding — Basic and Diluted

For the year ended December 31, 2025
Sellers (SC Assets stockholders)	700,000
TLGY Public Shareholders	96,349
TLGY Insiders	644,590
Initial PIPE Investors	9,159,293
Additional PIPE Investors	11,615,979
Ethena	1,813,164
Total Weighted Average Shares Outstanding	24,029,375

The following outstanding shares of StablecoinX Class A Common Stock equivalents were excluded from the computation of pro forma diluted net loss per share for the scenarios presented because including them would have had an anti-dilutive effect for the three months ended March 31, 2026 and the year ended December 31, 2025:

Anti-dilutive securities

Assuming No Redemptions
Public Warrants	11,499,988
Total	11,499,988